SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: July 2, 2001

                                  Nexland, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                         333-3074                       37-1356503
            --------                         --------                       ----------
  (State or other jurisdiction              (Commission                   (IRS Employer
        of incorporation)                  File Number)                Identification No.)


1101 Brickell Avenue, North Tower, Second Floor, Miami Florida                33131
--------------------------------------------------------------                -----
(Address of principal executive offices)                                    (Zip code)


Registrant's telephone number, including area code:                       (305) 358-7771
                                                                          --------------

Item 4. Change in Registrant's Certifying Accountant.

        (a)(1)  (i)    On July 2, 2001,  Nexland,  Inc., a Delaware  corporation
(the "Company"), dismissed BDO Seidman LLP ("BDO Seidman") as its independent certified public accountant.

                (ii) BDO Seidman's report on the Company's financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                (iii) BDO Seidman's dismissal was approved by the Company's Board of Directors.

                (iv) During the Company's most recent fiscal year, as well as any subsequent interim period through July 2, 2001, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

                (v) During the Company's most recent fiscal year, as well as any subsequent interim period through July 2, 2001, BDO Seidman did not advise the Company of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

        (a)(2) On July 2, 2001, the Company engaged Daszkal Bolton Manela Devlin & Co. ("Daszkal Bolton") as its principal accountant to audit the Company's financial statements. The Company did not consult Daszkal Bolton on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Company's two most recent fiscal years or any subsequent interim period prior to engaging Daszkal Bolton.

        (a)(3) The Company requested BDO Seidman to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2001                       NEXLAND, INC.

                                         By:   /s/ Gregory S. Levine
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                                         Name: Gregory S. Levine
                                         Its:  President